215089.31







Debtor:	Bank of New England Corporation
Case No:	91-10126
Trustee:	Ben Branch

	                                CASH FLOW SUMMARY
"FROM THE PERIOD FROM FEBRUARY 28, 2009 TO MARCH 31, 20099 "


"Cash balance at February 28, 2009"		 	"101,228,993.48"



Receipts:
1.  Investment proceeds (short term)			"18,879.97"
2.  Class actiion settlement			350.73
        Total receipts	eipts	 	"19,230.70"


Expenditures:
1.  Professional fees and expenses			"75,998.16"
2.  Inter co transfer			"17,000.00"
3.  Administrative expenses			"2,651.85"
5.  Insurance expense			146.11
 			"95,796.12"




"Cash Balance at March 31, 2009"		$	"101,152,428.06"